                                                                   EXHIBIT 23(b)



                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Actava Group Inc. 1991 Non-Employee Director Stock Option Plan of our report dated March 10, 1995, with respect to the consolidated financial statements and schedule of The Actava Group Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1994.


                                                               Ernst & Young LLP


Atlanta, Georgia
July 26, 1995





                                     II-9